UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2012

Commission file number: 1-10024

BKF CAPITAL GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	36-0767530
State or other jurisdiction of	(I.R.S. Employer
incorporation or organization	Identification No.)

225 N.E. Mizner, Suite 400 Boca Raton, Florida 33432

(Address of Principal Executive Office) (Zip Code)

(561) 362-4199

(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 25, 2012, Maria Fregosi, the Chief Financial Officer of BKF Capital Group, Inc. (the "Company") submitted her resignation to the Company. Ms. Fregosi’s resignation was accepted by the Board of Directors of the Company effective April 25, 2012. On April 27, 2012, the Company issued a press release disclosing Ms. Fregosi’s resignation, a copy of which is attached hereto as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibits

99.1	Press Release, dated April 27, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, BKF Capital Group, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 27, 2012

BKF CAPITAL GROUP, INC.
(Registrant)

By:	/s/ STEVEN N. BRONSON
Steven N. Bronson, President